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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 19, 2004


                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                         001-31314                         31-1443880
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
         incorporation)

           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.     REGULATION FD DISCLOSURE.

            On August 19, 2004 Aeropostale, Inc. issued a press release announcing their second quarter fiscal 2004 earnings results. A copy of this press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Aeropostale, Inc.


                                          /s/  Michael J. Cunningham
                                          --------------------------
                                          Michael J. Cunningham
                                          Executive Vice President -
                                          Chief Financial Officer

Dated: August 19, 2004


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